Exhibit 10.53

OMNIBUS AMENDMENT No. 2

THIS OMNIBUS AMENDMENT No. 2, dated as of February 7, 2012 (this “Amendment”), is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”): (1) the Purchase and Contribution Agreement, dated as of December 22, 2010, by and between Bluegreen/Big Cedar Vacations, LLC (“BBCV”) and BBCV Receivables-Q 2010 LLC (the “Seller”), as amended by that certain Omnibus Amendment, dated as of May 3, 2011, by and among the parties named therein (“Amendment No. 1”) (the “Purchase Agreement”), (2) the Loan Sale and Servicing Agreement, dated as of December 22, 2010, by and among the Seller, Quorum Federal Credit Union (the “Buyer”), Bluegreen Corporation, as servicer (“Servicer”), Vacation Trust, Inc. (“Club Trustee”), Concord Servicing Corporation, as backup servicer (the “Backup Servicer”) and U.S. Bank National Association, as custodian and paying Agent (“Custodian,” and together with BBCV, the Seller, the Buyer, the Servicer, the Club Trustee and the Backup Servicer, the “Transaction Parties”), as amended by Amendment No. 1, (the “Loan Sale Agreement”), (3) the Custodial Agreement, dated as of December 22, 2010, by and among the Buyer, the Seller, the Custodian, the Backup Servicer and the Servicer, as amended by that certain First Amendment to Custodial Agreement, dated as of May 3, 2011, by and among the parties named therein, and as further amended by Amendment No. 1, and (4) the Backup Servicing Agreement, dated as of December 22, 2010, by and among the Backup Servicer, the Servicer, the Buyer and the Custodian, as amended by Amendment No. 1.

RECITALS

WHEREAS, the Transaction Parties desire to amend the Standard Definitions attached or incorporated into each of the Transaction Documents in the manner set forth herein.

WHEREAS, the Transaction Parties desire to amend Schedule I to each of the Purchase Agreement and the Loan Sale Agreement in the manner set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Transaction Parties, intending to be legally bound hereby, agree as follows:

1.       Amendment of Standard Definitions. The following definition shall replace the corresponding definition in the Standard Definitions:

““Resort” shall mean, as the context shall require, the resort at which the Timeshare Property related to a Timeshare Loan is located and may include the Resorts commonly known as Bluegreen Wilderness Club at Big Cedar, located in Ridgedale, Missouri, Long Creek Ranch at Big Cedar, located in Ridgedale, Missouri or Paradise Point Resort, located in Hollister, Missouri.”

2.       Amendment of Purchase Agreement and Loan Sale Agreement.

(a)       Item (y) of Schedule I of the Purchase Agreement shall be amended by deleting the same in its entirety and replacing it as follows:

   “(y) the Timeshare Loan relates to the Resorts commonly known as Bluegreen Wilderness Club at Big Cedar, located in Ridgedale, Missouri, Long Creek Ranch at Big Cedar, located in Ridgedale, Missouri or Paradise Point Resort, located in Hollister, Missouri;”

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(b)      Item (y) of Schedule I of the Loan Sale Agreement shall be amended by deleting the same in its entirety and replacing it as follows:

   “(y) the Timeshare Loan relates to the Resorts commonly known as Bluegreen Wilderness Club at Big Cedar, located in Ridgedale, Missouri, Long Creek Ranch at Big Cedar, located in Ridgedale, Missouri or Paradise Point Resort, located in Hollister, Missouri;”

3.       Acknowledgement. In connection with the addition of the Paradise Point Resort pursuant to this Amendment, the Buyer hereby acknowledges and agrees that no written opinion from local counsel shall be required relating to said Resort.

4.       Choice of Law and Venue. This Amendment shall be construed in accordance with the internal laws of the State of New York.

5.       Binding Effect. This Amendment shall inure to the benefit of and be binding upon the parties to this Amendment and their successors and assigns.

6.       Counterpart Execution. This Amendment may be executed in counterpart, and any number of copies of this Amendment which in the aggregate have been executed by all parties to this Amendment shall constitute one original.

7.       Time is of the Essence. Time is of the essence in the performance of the obligations in this Amendment.

8.       No Third Party Beneficiary. No third party shall be a beneficiary hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

BBCV:	BLUEGREEN/BIG CEDAR VACATIONS, LLC

By:	/s/ Anthony M. Puleo
Anthony M. Puleo,
Vice President and Treasurer

THE BUYER:	QUORUM FEDERAL CREDIT UNION

By:	/s/ Bruno Sementilli
Bruno Sementilli,
President and CEO

THE SELLER:	BBCV RECEIVABLES-Q 2010 LLC

By:	/s/ Allan J. Herz
Allan J. Herz
President and Assistant Treasurer

THE SERVICER:	BLUEGREEN CORPORATION

By:	/s/ Anthony M. Puleo
Anthony M. Puleo
Senior Vice President, CFO & Treasurer

THE BACKUP SERVICER:	CONCORD SERVICING CORPORATION

By:	/s/ Mary-Jeanne Fincher
Mary-Jeanne Fincher
Vice President and General Counsel

THE CUSTODIAN:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian and Paying Agent hereunder

By:	/s/
Printed Name:
Title:

THE CLUB TRUSTEE:	VACATION TRUST, INC.,
as Club Trustee

By:	/s/ Tonya Wardak
Tonya Wardak
Vice President, Treasurer and Secretary

[Signature Page to Omnibus Amendment No. 2]

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